Exhibit 99.02

OGE Energy Corp.

Unaudited Pro Forma Condensed Consolidated Financial Statements and Footnotes

For the Six Months Ended June 30, 2008

and the Year Ended December 31, 2007

Introduction

On September 22, 2008, OGE Energy and Energy Transfer Partners, L.P. (“ETP”) entered into an agreement to form a joint venture (“ETP Enogex Partners LLC”) combining OGE Energy’s Enogex midstream business with ETP’s interstate operations as well as its midstream operations in the Rocky Mountains. ETP Enogex Partners LLC will be jointly owned and managed by ETP and OGE Energy on a 50/50 basis. Based on the 50/50 ownership, with neither company having control, OGE Energy will present its interest using the equity method of accounting. OGE Energy will contribute to ETP Enogex Partners LLC 100 percent of its ownership interest in Enogex and ETP will contribute 100 percent of its ownership interests in Transwestern Pipeline Company, LLC and ETC Canyon Pipeline, LLC and its 50 percent interest in Midcontinent Express Pipeline, LLC. OGE Energy and ETP expect to complete the formation of the joint venture after obtaining satisfactory financing, customary regulatory approvals and various third-party consents. The closing of the transaction is not expected to result in a gain for tax purposes. The accompanying unaudited pro forma consolidated financial statements assume the formation of the joint venture will be recorded using purchase accounting in accordance with SFAS No. 141 (Revised), “Business Combinations” with Enogex being treated as the acquirer for accounting purposes and, although OGE Energy may recognize a one-time gain as a result of the transaction for financial reporting purposes, for purposes of the accompanying pro forma financial statements, OGE Energy has assumed that no gain will be recognized for financial reporting purposes upon closing of the transaction.

The unaudited pro forma condensed consolidated balance sheet of OGE Energy at June 30, 2008 assumes the formation of the joint venture occurred on June 30, 2008. The unaudited pro forma consolidated statements of income of OGE Energy for the year ended December 31, 2007 and for the six months ended June 30, 2008 assume the formation of the joint venture occurred on January 1, 2007.

The unaudited pro forma consolidated financial statements and accompanying notes have been prepared in conformity with U.S. generally accepted accounting principles consistent with those used in, and should be read together with, OGE Energy’s historical consolidated financial statements and related notes included in OGE Energy’s Form 10-K for the year ended December 31, 2007 and Form 10-Q for the quarter ended June 30, 2008.

The adjustments reflected in the unaudited pro forma consolidated financial statements are based on currently available information and certain estimates and assumptions; therefore, actual results may differ from the pro forma adjustments. However, management believes that the assumptions used provide a reasonable basis for presenting the significant effects of the formation of the joint venture and that the pro forma adjustments in the unaudited pro forma consolidated financial statements give appropriate effect to the assumptions and are applied in conformity with accounting principles generally accepted in the United States.

The unaudited pro forma consolidated financial statements do not purport to present OGE Energy’s results of operations had the formation of the joint venture actually been completed at the dates indicated. In addition, the unaudited pro forma consolidated financial statements do not project OGE Energy’s results of operations for any future period.

OGE Energy Corp.
Condensed Consolidated Pro Forma Statements of Income
(unaudited)

	Twelve Months Ended December 31, 2007											
			Pro Forma Adjustments									
	OGE Energy Corp. Historical		OERI Distribution (a)		Enogex LLC Contribution Adjustment (a)		Other Adjustments (b)		Joint Venture Pro Forma Adjustments			OGE Energy Corp. Pro Forma
	(In millions)											
OPERATING REVENUES												
Electric Utility operating revenues	$	1,835.1									$	1,835.1
Natural Gas Pipeline operating revenues		1,962.5	$	1,538.0	$	(2,065.2)	$	47.5				1,482.8
Total operating revenues		3,797.6		1,538.0		(2,065.2)		47.5				3,317.9
COST OF GOODS SOLD (exclusive of depreciation shown below)												
Electric Utility cost of goods sold		977.8						47.4				1,025.2
Natural Gas Pipeline cost of goods sold		1,656.9		1,513.4		(1,712.1)						1,458.2
Total cost of goods sold		2,634.7		1,513.4		(1,712.1)		47.4				2,483.4
Gross margin on revenues		1,162.9		24.6		(353.1)		0.1				834.5
Other operation and maintenance		436.8		6.8		(127.4)						316.2
Depreciation		195.3		0.1		(45.9)						149.5
Impairment of assets		0.5		-		(0.5)						-
Taxes other than income		75.0		0.5		(15.8)						59.7
OPERATING INCOME		455.3		17.2		(163.5)		0.1				309.1
OTHER INCOME (EXPENSE)												
Equity in earnings of unconsolidated affiliate		-				-			$	99.4 (c)		99.4
Interest income		2.1		0.7		(9.2)		8.3				1.9
Other income		17.4		0.1		(0.9)						16.6
Other expense		(23.7)				2.3						(21.4)
Net other income (expense)		(4.2)		0.8		(7.8)		8.3		99.4		96.5
INTEREST EXPENSE												
Interest on long-term debt		87.8				(31.3)						56.5
Allowance for borrowed funds used during construction		(4.0)				-						(4.0)
Interest on short-term debt and other interest charges		6.4		0.2		(0.3)		8.3				14.6
Interest expense		90.2		0.2		(31.6)		8.3				67.1
INCOME BEFORE TAXES		360.9		17.8		(139.7)		0.1		99.4		338.5
INCOME TAX EXPENSE		116.7		6.9		(53.5)		-		37.8 (d)		107.9
NET INCOME	$	244.2	$	10.9	$	(86.2)	$	0.1	$	61.6	$	230.6
BASIC AVERAGE COMMON SHARES OUTSTANDING		91.7										91.7
DILUTED AVERAGE COMMON SHARES OUTSTANDING		92.5										92.5
BASIC EARNINGS PER AVERAGE COMMON SHARE	$	2.66									$	2.51
DILUTED EARNINGS PER AVERAGE COMMON SHARE	$	2.64									$	2.49

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

OGE Energy Corp.
Condensed Consolidated Pro Forma Statements of Income
(unaudited)

	Six Months Ended June 30, 2008				
		Pro Forma Adjustments			
	OGE Energy Corp. Historical	Enogex LLC Contribution Adjustment (a)	Other Adjustments (b)	Joint Venture Pro Forma Adjustments	OGE Energy Corp. Pro Forma
			(In millions)		
OPERATING REVENUES					
Electric Utility operating revenues	$ 907.1				$ 907.1
Natural Gas Pipeline operating revenues	1,223.3	$ (590.6)	$ 246.8		879.5
Total operating revenues	2,130.4	(590.6)	246.8		1,786.6
COST OF GOODS SOLD (exclusive of depreciation shown below)					
Electric Utility cost of goods sold	523.5		29.9		553.4
Natural Gas Pipeline cost of goods sold	1,047.4	(383.5)	214.4		878.3
Total cost of goods sold	1,570.9	(383.5)	244.3		1,431.7
Gross margin on revenues	559.5	(207.1)	2.5		354.9
Other operation and maintenance	244.2	(67.1)	3.0		180.1
Depreciation	103.1	(26.0)			77.1
Taxes other than income	41.4	(8.8)			32.6
OPERATING INCOME	170.8	(105.2)	(0.5)		65.1
OTHER INCOME (EXPENSE)					
Equity in earnings of unconsolidated affiliate	-	-		$ 65.3 (c)	65.3
Interest income	2.1	(1.8)			0.3
Other income	8.4	(0.7)	2.8		10.5
Other expense	(18.3)	3.8	(2.8)		(17.3)
Net other income (expense)	(7.8)	1.3	-	65.3	58.8
INTEREST EXPENSE					
Interest on long-term debt	47.7	(15.0)			32.7
Allowance for borrowed funds used during construction	(1.6)	-			(1.6)
Interest on short-term debt and other interest charges	10.5	(1.6)			8.9
Interest expense	56.6	(16.6)	-		40.0
INCOME BEFORE TAXES	106.4	(87.3)	(0.5)	65.3	83.9
INCOME TAX EXPENSE	36.3	(33.9)	(0.2)	25.4 (d)	27.6
NET INCOME	$ 70.1	$ (53.4)	$ (0.3)	$ 39.9	$ 56.3
BASIC AVERAGE COMMON SHARES OUTSTANDING	92.0				92.0
DILUTED AVERAGE COMMON SHARES OUTSTANDING	92.5				92.5
BASIC EARNINGS PER AVERAGE COMMON SHARE	$ 0.76				$ 0.61
DILUTED EARNINGS PER AVERAGE COMMON SHARE	$ 0.76				$ 0.61

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

OGE Energy Corp.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1.	Basis of Presentation

The historical financial information for the year ended December 31, 2007 is derived from and should be read in conjunction with the audited historical consolidated financial statements of OGE Energy. The historical financial information for the six months ended June 30, 2008 and at June 30, 2008 is derived from and should be read in conjunction with the unaudited historical condensed financial statements of OGE Energy. The pro forma adjustments have been prepared as if certain transactions to be effected at the closing of this transaction had taken place on June 30, 2008, in the case of the balance sheet, or as of January 1, 2007, in the case of the statements of income for the year ended December 31, 2007 and the six months ended June 30, 2008. These transactions include:

•	presenting OGE Energy’s interest in ETP Enogex Partners LLC using the equity method of accounting;
•	assuming that Enogex is treated as the acquirer for accounting purposes;
•	the distribution of OGE Energy Resources, Inc. (“OERI”) from Enogex to OGE Energy;
•	the contribution of OGE Energy’s 100 percent ownership interest in the remainder of Enogex to ETP Enogex Partners LLC;
•	dividends by ETP Enogex Partners LLC to OGE Energy;
•	the repayment of a portion of OGE Energy’s outstanding short-term debt;
•	the elimination of income taxes payable by Enogex to OGE Energy; and
•	OGE Energy’s 55 percent interest in the earnings of ETP Enogex Partners LLC.

2.	Summary of Significant Accounting Policies

The accounting policies followed in preparing the unaudited pro forma consolidated financial statements are those used by OGE Energy as set forth in its historical consolidated financial statements contained in its Form 10-K for the year ended December 31, 2007 and Form 10-Q for the quarter ended June 30, 2008.

3.	Pro Forma Adjustments and Assumptions

The unaudited pro forma consolidated financial statements give pro forma effect to the following:

(a)

Reflects the distribution of Enogex LLC to ETP Enogex Partners LLC that will occur upon completion of the joint venture. This distribution does not include the operations of OERI because on January 1, 2008, Enogex distributed the stock of OERI to OGE Energy. Accordingly, as of January 1, 2008, Enogex’s operations no longer include the marketing of natural gas. These adjustments represent the removal of the revenues, expenses and other income (loss) impacts of the remaining Enogex operations for the year ended December 31, 2007 and the six months ended June 30, 2008 and the removal of the assets, liabilities and business equity related to these operations at June 30, 2008.

(b)

Reflects the reclassification of sales, purchases and other intercompany transactions between OGE Energy’s subsidiaries and parent that were previously eliminated in OGE Energy’s historical financial statements to third-party transactions that would not have been eliminated in OGE Energy’s pro forma financial statements for the year ended December 31, 2007 and the six months ended June 30, 2008.

(c)	Reflects OGE Energy’s 55 percent interest in the earnings of ETP Enogex Partners LLC for the year ended December 31, 2007 and the six months ended June 30, 2008.
(d)

Reflects the tax effect of the pro forma adjustments on OGE Energy’s earnings before income taxes based on the estimated statutory rates for all jurisdictions that would have applied during this period.

(e)	Reflects the distribution of dividends received from ETP Enogex Partners LLC to OGE Energy in conjunction with the formation of the joint venture.
(f)	Reflects the payment of a portion of OGE Energy’s outstanding short-term debt at June 30, 2008.
(g)

Reflects the reclassification of the accumulated deferred tax asset, income taxes payable to an unconsolidated affiliate and the accumulated deferred tax liability at OGE Energy’s level since ETP Enogex Partners LLC is not a taxable entity. These reclassifications assume that OGE Energy’s tax basis in ETP Enogex Partners LLC at formation is not materially different from the tax basis in Enogex prior to the formation.

(h)	Reflects the contribution of OGE Energy’s 100 percent ownership interest in Enogex to ETP Enogex Partners LLC.
(i)	Reflects OGE Energy’s 55 percent interest in the earnings of ETP Enogex Partners LLC for the six months ended June 30, 2008.

4.	Commitments and Contingencies

Commitments and contingencies of OGE Energy are set out in the audited historical condensed consolidated financial statements for the year ended December 31, 2007 and the unaudited condensed consolidated financial statements for the six months ended June 30, 2008 contained in OGE Energy’s Form 10-K for the year ended December 31, 2007 and Form 10-Q for the quarter ended June 30, 2008.